Marketable Securities	12 Months Ended
Mar. 31, 2017
Marketable Securities [Abstract]
Marketable Securities

3. Marketable Securities

The Company acquired equity securities listed in Hong Kong.

	March 31,
	2016	2017
Cost	$13,661	$15,919

Market value	$12,020	$16,327

Unrealized gain (loss) for the years ended March 31, 2015, 2016 and 2017 were $954, $(1,860) and $1,999, respectively.

Net proceeds from sale of marketable securities for the years ended March 31, 2015, 2016 and 2017 were $1,011, $6,798 and $920 respectively and realized gain from sales of marketable securities for the years ended March 31, 2015, 2016 and 2017 were $102, $526 and $69, respectively. For the purposes of determining realized gains and losses, the cost of securities sold was determined based on the average cost method.

The marketable securities were classified as Level 1 of the hierarchy established under ASC No. 820 because the valuations were based on quoted prices for identical securities in active markets.